UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 22, 2005


                                ACNB CORPORATION
             (Exact name of registrant as specified in its charter)



Pennsylvania                       0-11783                      23-2233457
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


16 Lincoln Square Gettysburg, PA                                17325
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(Address of principal executive offices)                      (Zip Code)

                                 (717) 334-3161
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                ACNB CORPORATION
                           CURRENT REPORT ON FORM 8-K

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 22, 2005 Guy F. Donaldson notified ACNB Corporation of his intention to resign from the Board of Directors of ACNB Corporation and Adams County National Bank effective immediately.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ACNB CORPORATION



Date:  April 28, 2005                              BY: /s/ Thomas A. Ritter
                                                       ---------------------

                                                   Name: Thomas A. Ritter
                                                         Title: President
                                                         Chief Executive Officer